                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              G A Financial, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                              GA FINANCIAL, INC.
                            4750 Clairton Boulevard
                        Pittsburgh, Pennsylvania 15236
                                (412) 882-9946

                                                                  March 23, 2001



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of GA Financial, Inc., the holding company for Great American Federal, Pittsburgh, Pennsylvania, which will be held on April 25, 2001, at 10:00 a.m., at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236.

     The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Directors and officers of GA Financial, Inc., as well as a representative of KPMG LLP, the independent auditors of GA Financial, Inc. for the fiscal year ending December 31, 2001, will be present at the annual meeting to respond to appropriate questions that our stockholders may have.

     The Board of Directors of GA Financial, Inc. has determined that the matters to be considered at the annual meeting are in the best interests of GA Financial, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" the nominees listed under Proposal 1 and "FOR" the ratification of KPMG LLP as independent auditors under Proposal 2.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all of the employees of GA Financial, Inc. and Great American Federal, I wish to thank you for your past and continued support.

                              Sincerely yours,


                              /s/ John M. Kish

                              John M. Kish
                              Chairman of the Board of Directors

                              GA FINANCIAL, INC.
                            4750 Clairton Boulevard
                        Pittsburgh, Pennsylvania 15236
                                (412) 882-9946

                          ___________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On April 25, 2001

                          ___________________________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GA Financial, Inc. will be held on Wednesday, April 25, 2001, at 10:00 a.m., at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236.

     The annual meeting is for the purpose of considering and voting upon the following matters:

     1.   the election of two directors for terms of three years each;

     2. the ratification of KPMG LLP as independent auditors of GA Financial, Inc. for the fiscal year ending December 31, 2001; and

     3. such other matters as may properly come before the annual meeting or any adjournments thereof.

     The Board of Directors has established March 12, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments thereof. Only recordholders of the common stock of GA Financial, Inc. as of the close of business on that date will be entitled to vote at the annual meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by GA Financial, Inc. A list of stockholders entitled to vote at the annual meeting will be available at GA Financial, Inc., 4750 Clairton Boulevard, Pittsburgh, Pennsylvania, for a period of ten days prior to the annual meeting and will also be available for inspection at the annual meeting itself.


                              By Order of the Board of Directors


                              /s/ Lawrence A. Michael

                              Lawrence A. Michael
                              Corporate Secretary

Pittsburgh, Pennsylvania
March 23, 2001

                              GA FINANCIAL, INC.

                         _____________________________

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                         _____________________________

                                April 25, 2001

Solicitation and Voting of Proxies

     This proxy statement is being furnished to stockholders of GA Financial, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on April 25, 2001, at 10:00 a.m., at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236, and at any adjournments thereof. The 2000 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended December 31, 2000, accompanies this proxy statement, which is first being mailed to stockholders on or about March 23, 2001.

     Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of each of the nominees for directors named in this proxy statement and "FOR" the ratification of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy card, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Meeting and will be paid a fee of $3,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and its subsidiary, Great American Federal (the "Association"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to, and obtain vote instructions from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

     The securities which may be voted at the Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors.

     The close of business on March 12, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,466,549 shares.

     As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of KPMG LLP as independent auditors of the Company, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item;
(ii) "ABSTAIN" from voting on such item; or (iii) vote "AGAINST" the item.
Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be directors of, the Company or any of its affiliates.

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC"), in accordance with Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such term is defined in the Exchange Act, that owns more than 5% of the Common Stock as of the Record Date.

                                                                                    Number           Percent
                                              Name and Address of                     of                of
Title of Class                                 Beneficial Owner                     Shares            Class
--------------                       ----------------------------------          -----------        ----------
Common Stock................         Great American Federal Savings and           652,926(1)           11.9%
                                     Loan Association Employee Stock
                                     Ownership Plan and Trust ("ESOP")
                                     4750 Clairton Boulevard
                                     Pittsburgh, Pennsylvania 15236

Common Stock................         Franklin Resources                           420,700(2)            7.7%
                                     777 Mariners Island Boulevard
                                     San Mateo, California 94402

Common Stock................         Wellington Management Company LLP            299,000(3)            5.5%
                                     75 State Street
                                     Boston, Massachusetts 02109

------------------------
(1) First Bankers' Trust, N.A. has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 31, 2000, 274,953 shares had been allocated under the ESOP and 377,973 shares remain unallocated. Under the ESOP, unallocated shares will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended.
(2) Based on information disclosed in a Schedule 13G/A filed with the SEC on February 8, 2001.
(3) Based on information disclosed in a Schedule 13G filed with the SEC on February 13, 2001.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS

     Pursuant to its Bylaws, the number of directors of the Company is set at six (6) unless otherwise designated by the Board of Directors. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees proposed for election at the Meeting are Thomas M. Stanton and Robert J. Ventura. Messrs. Stanton and Ventura are presently directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     In the event that any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of all nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF BOTH OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and the Named Executive Officers, as defined below, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Association, and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

         Name and Principal                                           Expiration        Shares of Common          Ownership
        Occupation at Present                           Director      of Term as       Stock Beneficially        as a Percent
     and for the Past Five Years            Age         Since(1)       Director             Owned(2)              of Class
-------------------------------------   ----------   -------------   ------------    ---------------------      --------------
Nominees:

Thomas M. Stanton....................      58             1992            2004            32,799(3)(4)                 *
 Mr. Stanton is an investment
 supervisor for Mass Mutual, an
 insurance and financial services
 company.

         Name and Principal                                           Expiration        Shares of Common          Ownership
        Occupation at Present                           Director      of Term as       Stock Beneficially        as a Percent
     and for the Past Five Years            Age         Since(1)       Director             Owned(2)              of Class
-------------------------------------   ----------   -------------   ------------    ---------------------      --------------
Robert J. Ventura......................      51          1998             2004             15,337(5)(6)                *
  Principal of Ventura Group, LLC, an
  investment banking and corporate
  development advisory services
  company.  From October 1998 to
  April 1999, Mr. Ventura had been
  an independent acquisitions and
  divestitures consultant.  Prior to
  October 1998, Mr. Ventura was the
  director of acquisitions and
  divestitures for Rockwell
  International Corporation.

Continuing Directors:

Thomas E. Bugel........................      56          1988             2002             53,048(3)(4)              *
  Mr. Bugel is an owner and Vice
  President of East Liberty
  Electro-Plating Company.

David R. Wasik.........................      59          1990             2002             47,847(3)(4)              *
  Mr. Wasik is a partner and
  supervisor of
  Savolskis-Wasik-Glenn Funeral Home.

John M. Kish...........................      55          1983             2003            117,390(7)(8)             2.1%
  Mr. Kish is Chairman of the Boards
  of Directors and Chief Executive
  Officer of the Company and the
  Association.

Darrell J. Hess........................      68          1991             2003             47,000(3)(4)              *
  Mr. Hess is President of D.J. Hess
  Advertising, a promotional product
  company.

         Name and Principal                                           Expiration        Shares of Common          Ownership
        Occupation at Present                           Director      of Term as       Stock Beneficially        as a Percent
     and for the Past Five Years            Age         Since(1)       Director             Owned(2)              of Class
-------------------------------------   ----------   -------------   ------------    ---------------------      --------------
Named Executive Officers:
(who are not also directors)

Raymond G. Suchta....................        52            --              --              73,127(7)(8)               1.3%
  Mr. Suchta is Treasurer and Chief
  Financial Officer of the Company
  and has been Vice President and
  Chief Financial Officer of the
  Association since 1981.

Todd L. Cover........................        40            --              --              32,174(9)(10)               *
  Mr. Cover has been Executive
  Vice President and Chief
  Operating Officer of the
  Association since 1998.
  From 1996 to 1998, Mr. Cover was
  President and Chief Executive
  Officer of West Milton State Bank,
  West Milton, Pennsylvania.


Stock ownership of all directors and         --            --              --             605,532(11)                11.1%
executive officers of the Company
and the Association as a group (16
persons).

------------------------------

* Does not exceed 1.0% of the Company's voting securities.
(1)  Includes years of service as a director of the Association.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.
(3) Includes 10,000 shares awarded pursuant to the Amended and Restated GA Financial, Inc. 1996 Stock Based Incentive Plan (the "Incentive Plan"), which began vesting in five equal annual installments on October 16, 1997, the voting of which currently can be directed by the recipient.
(4) Includes 16,000 shares subject to options granted under the Incentive Plan which are currently exercisable. Does not include the remaining 4,000 shares subject to options granted under the Incentive Plan, which are not currently exercisable.
(5) Includes 5,000 shares awarded pursuant to the Incentive Plan, which began vesting in five equal annual installments on April 29, 1999, the voting of which currently can be directed by the recipient.
(6) Includes 9,333 shares subject to options granted under the Incentive Plan which are currently exercisable or will become exercisable within sixty
     (60) days. Does not include the remaining 10,667 shares subject to options granted under the Incentive Plan which are not currently exercisable.
(7) Includes 27,000 and 19,750 shares awarded to Messrs. Kish and Suchta, respectively, under the Incentive Plan. Such awards began vesting in five equal annual installments on October 16, 1997. Each participant presently has voting power as to the shares awarded.
(8) Includes 60,000 and 40,000 shares subject to options granted to Messrs. Kish and Suchta, respectively, under the Incentive Plan which are currently exercisable. Does not include the remaining 15,000 and 10,000 shares subject to options granted to Messrs. Kish and Suchta, respectively, under the Incentive Plan, which are not currently exercisable.
(9) Includes 15,340 shares awarded pursuant to the Incentive Plan, 2,000 shares of which vested on April 20, 1999 and 2,000 shares of which vested on October 16, 2000, the voting of which currently can be directed by the recipient.
(10) Includes 12,000 shares subject to options granted under the Incentive Plan which are currently exercisable or will become exercisable within sixty
     (60) days. Does not include the remaining 20,000 shares subject to options granted under the Incentive Plan which are not currently exercisable.
(11) Includes a total of 149,939 shares awarded under the Incentive Plan as to which voting may be directed and a total of 292,266 shares which may be acquired through the exercise of stock options under the Incentive Plan which are currently exercisable or will become exercisable within sixty
     (60) days.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with.

Meetings of the Board and Committees of the Board

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets at least on a quarterly basis and may have additional meetings as needed. During fiscal 2000, the Board of Directors of the Company held 11 regular meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's Board meetings held and committee meetings on which such directors served during 2000. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Audit and Compliance Committee. The Audit and Compliance Committee of the Company and Association consists of Messrs. Stanton, Ventura and Wasik. The purpose of the Audit and Compliance Committee is to review the Company's audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. This committee is also responsible for making recommendations to the full Board of Directors regarding the selection of the independent auditor. The committee met five times in 2000.

     Personnel, Compensation and Benefits Committee. The Personnel, Compensation and Benefits Committee consists of Messrs. Bugel, Hess, Stanton, Ventura and Wasik. This committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met twice in 2000.

     Nominating Committee. The Company's Nominating Committee for the 2001 Annual Meeting consisted of Messrs. Bugel, Hess and Wasik. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The stockholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 23, 2001.

Directors' Compensation

     Directors' Fees. Non-employee members of the Board of Directors of the Company currently receive an annual retainer fee of $1,000 and a fee of $400 for each Board meeting and a fee of $250 for each committee meeting attended, except that Audit Committee members do not receive meeting fees but instead receive an annual retainer. The annual retainer for the Chairman of the Audit Committee is $4,000 and the annual retainer for other members of the committee is $2,400. However, directors of the Company do not receive Company Board meeting fees on dates when an Association Board of Directors meeting is held.

     Non-employee directors of the Association are currently paid an annual retainer of $16,800. Non-employee directors of the Association are also currently paid a fee of $250 for committee meetings attended and a fee of $400 for each special meeting of the Board of Directors attended. The Association also maintains one Director Emeritus position that is currently filled by Joseph
E. Bugel, the former Chairman of the Board of Directors who served with the Association from 1939 to 1988 and the father of Director Thomas E. Bugel. Mr. Bugel is paid an annual retainer of $6,000 and a fee of $400 for each Board of Directors meeting which he attends.

     Incentive Plan. Under the Incentive Plan maintained by the Company, each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Association, with the exception of Mr. Ventura, received non-statutory stock options to purchase 20,000 shares of Common Stock at an exercise price of $12.75, the fair market value of the Common Stock on October 16, 1996, the date the option was granted (with Dividend Equivalent Rights attached, as discussed below), and stock awards for 10,000 shares of Common Stock (collectively "Directors' Awards"). On April 29, 1998, Mr. Ventura received non-statutory stock options to purchase 10,000 shares of Common Stock at an exercise price of $19.76 per share, the fair market value of the Common Stock on April 29, 1998. Mr. Ventura also received stock awards for 5,000 shares of Common Stock. In addition, on February 28, 2001, Mr. Ventura received non-statutory stock options to purchase 10,000 shares of Common Stock at an exercise price of $14.55 per share, the fair market value of the Common Stock on that date. The Dividend Equivalent Rights provide a separate cash benefit equal to 100% of the amount of any extraordinary dividend (as defined in the Incentive
Plan) declared by the Company on shares of Common Stock subject to an option. The Directors' Awards initially granted under the Incentive Plan will vest over a five-year period, at a rate of 20% each year commencing on October 16, 1997, the first anniversary of the date of the grant. Mr. Ventura's April 1998 awards vest at a rate of 20% each year commencing on April 29, 1999 and Mr. Ventura's February 2001 awards vest at a rate of 33% each year commencing on April 16, 2001. All Directors' Awards will immediately vest upon death, disability, a change in control of the Company or the Association or, at the discretion of the committee administering the Incentive Plan, retirement.

Executive Compensation

     The following reports of the Compensation and Audit and Compliance Committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     Compensation Policies. The policies and objectives of the Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions towards achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its stockholders. In furtherance of these objectives, the Company and Association maintain a compensation program for executive officers which consists of both cash and equity based compensation.

     The Compensation Committee has discretion to recommend, relative to performance and peer group comparisons, the base salaries of the executive officers. The Compensation Committee recommends the level of annual salary for the Chief Executive Officer, generally based upon a review of the performance of the Chief Executive Officer and the Company during the prior year and competitive data for that position. The Compensation Committee is then responsible for recommending the base salaries of the remaining executive officers.

     In addition, in order to align the interests and performance of its executive officers with the long-term interests of its stockholders, the Company and the Association adopted plans which reward the executives for delivering long-term value to the Company and the Association through stock ownership.

     The compensation package available to executive officers is composed of the following components:

          (i)    Base Salary;
          (ii)   Annual Cash Incentive Awards; and
          (iii) Long Term Incentive Compensation, including Option and Stock Awards.

     Mr. Kish has an employment agreement which specifies a minimum base salary and requires an annual review of such salary. In addition, Mr. Kish and all other executive officers of the Company and the Association participate in other benefit plans available to all employees including the Association's Employee Stock Ownership Plan.

     Base Salaries. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executives' level of responsibility. The Compensation Committee has consulted with L.R. Webber Associates, Inc., an independent consulting firm, in determining the compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by comparable institutions in Pennsylvania and the Mid-Atlantic region.

     Although the Compensation Committee's recommendations are discretionary and no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

     Long Term Incentive Compensation. The Company maintains the Incentive Plan under which executive officers may receive grants and awards of Common Stock and options to purchase Common Stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders. Executive officers of the Association and the Company have received grants and awards of Common Stock and options to purchase Common Stock which have vesting periods ranging from three to five years. The exercise price of options granted was the market value of the Common Stock on the date of grant. The value of this component of compensation increases as the Common Stock of the Company appreciates in value. The specific grants and awards for certain named executive officers are reflected in the Summary Compensation Table.

     Chief Executive Compensation. The base compensation of John M. Kish, Chairman and Chief Executive Officer of the Company, for fiscal 2000 was $212,677. See the discussion under "Employment Agreements" for further information regarding Mr. Kish's annual base salary.

                Personnel, Compensation and Benefits Committee

                                Thomas E. Bugel
                                Darrell J. Hess
                               Thomas M. Stanton
                               Robert J. Ventura
                                 David R. Wasik

     Stock Performance Graph. The following graph shows a comparison of stockholder return on the Company's Common Stock based on the market price of Common Stock assuming the reinvestment of dividends, with the cumulative total returns for the companies on the American Stock Exchange Index and the SNL Thrift Index for the period beginning on March 26, 1996, the day the Company's Common Stock began trading, through December 31, 2000. The graph was derived from a limited period of time and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by SNL Securities, Inc., a data service provider for publicly traded financial institutions.

           Comparison of Cumulative Total Return Among the Company,
              American Stock Exchange Index and SNL Thrift Index

                             [GRAPH APPEARS HERE]


                                                              Period Ending
                                     -----------------------------------------------------------------
Index                                 03/26/96   12/31/96   12/31/97   12/31/98    12/31/99   12/31/00
------------------------------------------------------------------------------------------------------
GA Financial, Inc.................      100.00     134.33     171.78     145.63      129.86     139.19

AMEX Major Market Index...........      100.00     116.34     148.74     179.20      211.02     216.00

SNL Thrift Index..................      100.00     129.41     220.20     193.67      158.20     252.62

     Summary Compensation Table. The following table shows, for the years ended December 31, 2000, 1999 and 1998, the cash compensation paid by the Company and Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and the Association and the highest paid executive officers of the Company and the Association, who earned and/or received salary and bonus in excess of $100,000 in fiscal year 2000 ("Named Executive Officers").

---------------------------------------------------------------------------------------------------------------------
                                                                     Long-Term Compensation
                                                                   --------------------------
                                      Annual Compensation(1)                 Awards
                                   -------------------------
                                                                                      Securities
                                                                    Restricted        Underlying       All Other
     Name and Principal                                            Stock Awards      Options/SARs     Compensation
         Positions             Year     Salary($)    Bonus($)         ($)(2)            (#)(3)         ($)(4)(5)
---------------------------------------------------------------------------------------------------------------------
John M. Kish                   2000     $212,667      $3,745                -               -           $42,176
 Chairman of the Board and     1999      194,463           -                -               -            49,194
 Chief Executive Officer of    1998      175,048           -                -               -            36,744
 the Company and the
 Association

Raymond G. Suchta              2000     $121,867      $2,341                -               -           $31,116
 Treasurer and Chief           1999      120,353           -                -               -            42,204
 Financial Officer of          1998      118,654           -                -               -            29,499
 the Company and Chief
 Financial Officer of
 the Association

Todd L. Cover(6)               2000     $138,463      $2,437          $93,440          16,000           $33,243
 Executive Vice President      1999      126,493           -                -               -            26,912
 and Chief Operating
 Officer of the Association

________________
(1) The column titled "Bonus" consists of board approved discretionary cash bonuses.
(2) Includes 8,000 shares of restricted stock granted to Mr. Cover under the Incentive Plan. The dollar amount set forth in the table represents the market value on the date of grant of the shares. The restricted stock award began vesting in four equal annual installments commencing on October 16, 2000. When shares become vested and are distributed, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability or a change in control. As of December 31, 2000, the market value of these stock awards was $107,520, based upon a market value of $13.44 per share.
(3) Represents stock options granted to Mr. Cover, pursuant to the Incentive Plan during fiscal year 2000.
(4) Other compensation includes a taxable fringe benefit group life insurance, employer contributions to the Association's 401(k) plan, and grants of Common Stock pursuant to the Association's ESOP. During fiscal 2000, Messrs. Kish, Suchta and Cover received contributions of $694, $386 and $209, respectively, under the group life insurance. Contributions to Messrs. Kish, Suchta and Cover during fiscal 2000 pursuant to the 401(k) plan were $5,450, $3,810 and $2,848, respectively. For 2000, Messrs. Kish, Suchta and Cover were allocated 2,681, 2,003 and 2,246 shares of Common Stock, respectively, pursuant to the ESOP. Dollar amounts reflect the market value of $13.44 per share as of December 31, 2000.
(5) For 1999, "All Other Compensation" includes for Messrs. Kish, Suchta and Cover 3,296, 2,886 and 1,913 shares of Common Stock, respectively, allocated pursuant to the ESOP, which amounts were not determinable as of the date of the 2000 proxy statement. Dollar amounts reflect the market value of $13.25 per share as of December 31, 1999.
(6)  Mr. Cover became employed by GA Financial, Inc. in April 1998.


Compensation Arrangements

     Employment Agreements. The Association has entered into employment agreements with Messrs. Kish and Cover. The Company has also entered into an employment agreement with Mr. Kish. The employment agreements are intended to ensure that the Association and the Company maintain a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of these officers.

     The employment agreements provide for three-year terms. The Association employment agreements are renewable on an annual basis. The Company employment agreement with Mr. Kish extends on a daily basis, unless written notice of non-renewal is given by the Company or the executive. The employment agreements provide that the executive's base salary will be reviewed annually. The base salaries which currently are in effect for such employment agreements for Messrs. Kish and Cover are $215,000 and $140,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans, as well as furnishing fringe benefits available to similarly-situated executive personnel.

     The employment agreements provide for termination by the Association or the Company for cause, as defined in the employment agreements, at any time. If the Association or the Company chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Association or the Company after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his beneficiary, would be entitled to receive an amount equal to the compensation and benefits that would have been paid or provided to the executive during the remaining term of the employment agreement. The Association and/or the Company would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict each executive's right to compete against the Association or, in the case of Mr. Kish, the Company, for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if the termination follows a change in control.

     Under the employment agreements, if involuntary, or in certain circumstances, voluntary termination follows a change in control of the Association or the Company, the executive or, if the executive dies, his beneficiary, would be entitled to a severance payment equal to the greater of:
(1) the payments due for the remaining term of the agreement; or (2) three times the average of the five preceding taxable years' annual compensation. The Association and/or the Company would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Association and Company employment agreements provide for a severance payment to Mr. Kish if his employment terminates in connection with a change in control, Mr. Kish would not receive duplicative payments or benefits under the agreements.

     Payments to the executives under the Association employment agreements are guaranteed by the Company if payments or benefits are not paid by the Association. Payments to Mr. Kish under the Company employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to the employment agreements shall be paid by the Association or Company, as appropriate, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Association and/or Company shall indemnify the executive to the fullest extent legally allowable.

     Change in Control Agreements. The Company has entered into a change in control agreement with Mr. Suchta (the "Executive"). The change in control agreement provides for a two-year term. The term of the agreement extends one day each day until such time as the Board of Directors of the Company or the Executive elects not to extend the term, at which time the term of the agreement will end on the second anniversary of the date of notice. The agreement provides that at any time following a change in control of the Company (as defined in the agreement), if the Company terminates the Executive's employment for any reason other than cause, or if the Executive terminates his employment following demotion, loss of title, office or significant authority, a reduction in compensation, or relocation of the principal place of employment of more than 25 miles, the Executive, or in the event of the Executive's subsequent death, the Executive's beneficiary or beneficiaries or estate, as the case may be, would be entitled to a sum equal to two

(2) times the Executive's annual compensation. The Company would also continue the Executive's life, medical and disability coverage for twenty-four (24) full calendar months from the date of termination.

     Payments under the change in control agreement in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Code for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company.

     Incentive Plan. The Company maintains the Incentive Plan, which provides discretionary awards of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards") to officers, directors and key employees as determined by a committee of the Board of Directors. The following table lists all grants of options under the Incentive Plan to Mr. Cover for fiscal year 2000 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.


                               Option Grants in Last Fiscal Year



                                                                     Individual Grants
                                  ----------------------------------------------------------------------------------------------
                                                                                                          Potential Realizable
                                                                                                             Value at Assumed
                                   Number of         % of Total                                               Annual Rates of
                                   Securities          Options        Exercise                                  Stock Price
                                   Underlying         Granted to      or Base                                   Appreciation
                                    Options           Employees        Price                                   for Options(4)
                                    Granted           in Fiscal         Per             Expiration
Name                               (#)(1)(2)             Year          Share              Date(3)           5%           10%
----                              -------------     -------------   -----------       --------------     ---------    ----------
Todd L. Cover........                16,000              18.9          $11.68         October 16, 2006     $63,520      $144,800

_________________
(1) Options granted under the Incentive Plan are excisable in four equal annual installments which began vesting on October 16, 2000, provided, however, options will be immediately exercisable in the event the optionee terminates employment due to death or disability. The Incentive Plan also provides for the acceleration of vesting of the options upon a change in control of the Company or the Association and also provides the Committee administering the Incentive Plan with the discretion to accelerate the vesting of options upon a participant's retirement.
(2) The purchase price equals the fair market value of the stock on the date the option was granted and generally may be made in whole or in part in cash or common stock.
(3)  The option term is six years.
(4) The dollar gains under these columns result from calculations required by the SEC's rules and are not intended to forecast future price appreciation of the Common Stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's Common Stock would be approximately $15.65 and $20.69, respectively, as of the expiration date of the options.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

                       Fiscal Year-End Option/SAR Value

                                                                                                           Value of
                                                                Number                                    Unexercised
                                                            of Securities                                 in-the-money
                                                         Underlying Unexercised                           Options/SARs
                                                             Options/SARs                                 at Fiscal Year-
Name                                                      at Fiscal Year-End(#)                            End($)(4)(5)
----                                             --------------------------------------        ----------------------------------
                                                 Exercisable              Unexercisable        Exercisable          Unexercisable
John M. Kish (1)........................             60,000                  15,000                $41,400             $10,350

Raymond G. Suchta (1)...................             40,000                  10,000                 27,600               6,900

Todd L. Cover...........................             12,000(2)               20,000(3)               7,040              21,120

____________________________________
(1)  The options have an exercise price of $12.75.
(2) 8,000 of the options have an exercise price of $21.99 and 4,000 of the options have an exercise price of $11.68.
(3) 8,000 of the options have an exercise price of $21.99 and 12,000 of the options have an exercise price of $11.68.
(4)  The price of the Common Stock on December 31, 2000 was $13.44.
(5) Based on the market value of the underlying Common Stock at fiscal year end, minus the exercise price.

Audit and Compliance Committee Report

     The Audit and Compliance Committee of the Board of Directors is responsible for developing and monitoring the Company's audit program. Additionally, the Committee recommends to the full board the selection of the auditors and reviews their independence and their annual audit. The Committee also receives and reviews the reports and findings and other information presented to them by the Company's officers regarding financial reporting and practices. The Committee is comprised of three directors, each of whom is independent under the American Stock Exchange's listing standards. The Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit and Compliance Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                          Robert J. Ventura, Chairman
                               Thomas M. Stanton
                                 David R. Wasik

Transactions With Certain Related Persons

     The Association's past policy provided that all loans made by the Association to its directors and executive officers ("insiders") be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Financial Institutions Recovery, Reform and Enforcement Act of 1989 ("FIRREA"), subjected the Association to the restrictions of Section 22(g) and (h) of the Federal Reserve Act and Regulation O promulgated thereunder. Prior to FIRREA, the Association made loans to executive officers with discounted interest rates. Subsequent legislation has created an exception to this lending prohibition which allows the Association to extend the same lending terms to insiders as are widely available to all employees within certain limits. In 1998, the Association revised its policy to allow insiders to be eligible to receive the same discounted interest rate that is available to all employees.

     As of December 31, 2000, the Association has $934,000 of loans to executive officers or directors. With the exception of the loans presented in the table below, all loans to the Association's executive officers and directors were made by the Association in the ordinary course of business, on substantially the same terms, including interest rates and collateral prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present unfavorable features. Set forth below is certain information as of December 31, 2000, with respect to loans made by the Association on preferential terms to executive officers and directors of the Company and their affiliates which in the aggregate exceeded $60,000 at any time since January 1, 2000. At the time of origination of the loans as set forth below, preferential loan rates were available for all full-time employees. The rates on such loans are equal to the Association's cost of funds rounded to the next quarter (but in no event less than 6.25%) and such preferential interest rates remain in effect as long as the employee maintains full-time status.

                                                                      Largest
                                                                       Amount
                                                                     Outstanding                         Interest Rate
Name and Position                       Date           Maturity         Since          Balance as of          as of          Type of
                                       of Loan        Date of Loan  January 1, 2000   December 31, 2000  December 31, 2000    Loan
                                    ------------      ------------  ---------------   -----------------  -----------------  --------
John M. Kish,                           03/08/99        04/01/14        $147,868          $138,756            6.25%        Mortgage
  Chairman of the Board and Chief
  Executive Officer of the Company
  and the Association

Darrell J. Hess,                        02/09/99        11/01/11        $133,153          $125,286            6.25%        Mortgage
  Director of the Company and the
  Association

Todd L. Cover,                          09/16/98        10/01/28        $202,985          $200,082            6.25%        Mortgage
  Executive Vice President and Chief
  Operating Officer of the
  Association

Raymond G. Suchta,                      01/09/87        06/01/17        $ 81,985          $ 73,518            6.50%        Mortgage
  Chief Financial Officer and
  Treasurer of the Company and Vice
  President of the Association

Wayne A. Callen,                        11/18/86        06/01/17        $101,208          $ 97,763            7.00%        Mortgage
  Vice President of the Association

     John M. Kish was previously a partner in the law firm of Kish, Kish & Yarsky, which partnership interest was terminated in May 1998. Since May 1998, Mr. Kish has been designated "of counsel" to the firm; however, he provides no services nor devotes any time to the activities of the firm and receives no compensation from the firm. For the year ending December 31, 2000, the Association made payments to the firm for legal services totaling $25,075.

                 PROPOSAL NO. 2:  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP to be its independent auditors for the 2001 fiscal year, subject to the ratification by stockholders.

     Representatives of KPMG LLP will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

     Unless marked to the contrary, the shares represented by the enclosed proxy will be voted "FOR" ratification of the appointment of KPMG LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

Audit Fees

     The aggregate fees that the Company paid to KPMG LLP for the annual audit and for the review of the Company's Forms 10-Q for the fiscal year 2000 totaled $86,600.

All Other Fees

     The aggregate fees that the Company paid to KPMG LLP for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $34,000. The Audit and Compliance Committee believes that the non-audit fees paid to KPMG LLP are compatible with maintaining KPMG LLP's independence.


                            ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 2002, a stockholder proposal must be received by the Secretary of the Company at the address set forth in the Notice of Annual Meeting of Stockholders, not later than November 23, 2001. Any such proposal will be subject to Rule 14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the time originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. In order for the notice of a stockholder proposal for consideration at the Company's 2002 Annual Meeting of Stockholders to be timely, the Company would have to receive such notice no later than January 25, 2002 assuming the 2002 annual meeting is held on April 25, 2002 and that the Company provides at least 100 days notice or public disclosure of the date of the annual meeting. The notice must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's common stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

     A copy of the Form 10-K (without exhibits) for the year ended December 31, 2000, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders of record upon written request to Raymond G. Suchta, Chief Financial Officer, GA Financial, Inc., 4750 Clairton Boulevard, Pittsburgh, Pennsylvania 15236.


                              By Order of the Board of Directors


                              /s/ Lawrence A. Michael

                              Lawrence A. Michael
                              Corporate Secretary


Pittsburgh, Pennsylvania
March 23, 2001


     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                              GA FINANCIAL, INC.
                            AUDIT COMMITTEE CHARTER


Mission Statement

     The committee's role is to assist the board of directors in overseeing all material aspects of GA Financial, Inc.'s (the "Company") financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

Audit Committee Composition and Meetings

     There shall be a committee of the board of directors to be known as the audit committee. Audit committee members shall meet the requirements of the American Stock Exchange. The audit committee shall be composed of three or more directors, each of whom are independent of the management of the Company and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. At least one member of the committee, preferably the chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the committee shall be appointed by the board at the annual organizational meeting of the board or until their successors shall be duly elected and qualified. Unless a chair is elected by the full board, the members of the committee may designate a chair by majority vote of the full committee membership.

     The committee shall meet at least quarterly, or more frequently as circumstances dictate. The audit committee chair shall prepare and/or approve an agenda in advance of each meeting. The committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the committee or each of these groups believe should be discussed. In addition, the committee, or at least its chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

Audit Committee Responsibilities and Duties

     The audit committee is appointed by the board of directors to assist the board in fulfilling its oversight responsibilities. The audit committee's primary duties and responsibilities are to:

 .    Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

 .    Monitor the independence and performance of the Company's independent auditors and internal auditing department.

 .    Provide an avenue of communications among the independent auditors, management, the internal auditing department and the board of directors.

 .    Encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

 .    Review areas of potential significant financial risk to the Company.

     The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The audit committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of it duties.

     In carrying out its responsibilities, the audit committee believes it policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The audit committee will carry out the following responsibilities and duties.

Communication with the Board of Directors
-----------------------------------------

 .    The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, and the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee's responsibilities.

 .    The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

 .    The committee, through the chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

 .    The committee shall make recommendations to the full board regarding the compensation to be paid to the external auditors and its views regarding the retention of the auditors for the upcoming calendar year.

Internal Audit Department
-------------------------

 .    The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management's response.

 .    The committee shall review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

 .    The committee shall review the appointment, performance and replacement of the senior internal audit executive.

 .    If the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgment of the internal auditors.

Independent Auditors
--------------------

 .    The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

 .    The independent auditors are ultimately responsible to the audit committee and the board of directors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with the standards set by the Independence Standards Board. The audit committee shall review the independence, objectivity and effectiveness of the auditors and annually recommend to the directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

 .    The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review shall include a determination of whether the annual financial statements are consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work shall be discussed by the committee and reported to the full board well in advance of the public release of the annual financial statements.

 .    The committee shall review any important recommendations on financial reporting, internal controls, and other matters, and management's response. If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee, and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgment of external auditors.

Reporting to Stockholders
-------------------------

 .    The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

 .    The committee shall review with financial management and the independent auditors the company's quarterly and annual financial results prior to the release of earnings and/or the company's financial statements prior to filing or distribution with the Securities and Exchange Commission. The committee shall also discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards No. 61.

 .    The committee will ensure that management requires that the external auditors review the financial information included in the Company's internal financial statements prior to the Company filing its quarterly reports with the Securities and Exchange Commission.

 .    The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by the Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (v) based on the review and discussion of the audited financial statements with management and the external auditors, has recommended to the board of directors that the audited financial statements be included in the Company's annual report on Form 10-K.

 .    The committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement. To the extent that the board appoints a non-independent director to the committee, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the committee in the next proxy statement.

 .    The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

 .    The committee shall prepare and report to the AMEX the written affirmation of compliance initially and periodically, thereafter as stipulated by the exchange.

Regulatory Examinations
-----------------------

 .    The committee shall review the results of examinations by regulatory authorities and management's response to such examinations.

Ethical and Legal Compliance
----------------------------

 .    The committee shall review and update periodically a Code of Ethical
     Conduct and ensure that management has established a system to enforce this code.

 .    The committee shall review with the Company's counsel, legal compliance matters including corporate securities trading policies.

 .    The committee shall review with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

Committee Self Assessment and Education
---------------------------------------

 .    The committee shall review, discuss, and assess its own performance as well as the committee's role and responsibilities, seeking input from senior management, the full board and others.

 .    The committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operation and financial statements.

Other Audit Committee Responsibilities
--------------------------------------

 .    The committee shall review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

 .    The committee shall submit the minutes of all meetings of the audit committee to, or discuss the matters presented at each committee meeting with, the board of directors.

 .    The committee shall review accounting and financial human resources and succession planning within the Company.

 .    The committee shall perform any other activities that the committee or the board deems necessary or appropriate.

 .    While the committee has the responsibilities and powers set forth in this
     Charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                REVOCABLE PROXY
                               GA FINANCIAL, INC.

                        Annual Meeting of Shareholders
                                April 25, 2001
                            10:00 a.m. Eastern Time

--------------------------------------------------------------------------------

                     THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS.

 The undersigned hereby appoints the official proxy committee of the Board of Directors of GA Financial, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 25, 2001, at 10:00 a.m., Eastern Time, at The Bradley House, 5239 Brownsville Road, Pittsburgh, Pennsylvania 15236, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting, as follows:


1. The election as directors of all nominees listed (except as marked to the contrary below)

   Thomas M. Stanton  Robert J. Ventura

                                   With-  For All
                              For  hold   Except
                               [ ]   [ ]    [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For
    All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of KPMG LLP as independent auditors of GA Financial, Inc. for the fiscal year ending December 31, 2001.

                             For  Against  Abstain
                              [ ]    [ ]      [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please be sure to sign and date
this Proxy in the box below.

Shareholder sign above

Co-holder (if any) sign above


The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Annual Meeting of Shareholders and of a Proxy Statement dated March 23, 2001 and of the Annual Report to Shareholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

--------------------------------------------------------------------------------

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE